Exhibit 10.27
NINTH AMENDMENT TO
CREDIT AGREEMENT
     THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Ninth Amendment to Credit Agreement”), made and entered into as of the 24th day of March, 2006, by and between VIRBAC CORPORATION, a Delaware corporation (“Virbac”), PM RESOURCES, INC., a Missouri corporation (“PM Resources”), ST. JON LABORATORIES, INC., a California corporation (“St. JON”), FRANCODEX LABORATORIES, INC., a Kansas corporation (“Francodex”), and VIRBAC AH, INC., a Delaware corporation (“Virbac AH,”), and DELMARVA LABORATORIES, INC., a Virginia corporation (“Delmarva,” and collectively with Virbac, PM Resources, St. JON, Francodex and Virbac AH referred to herein as the “Borrowers”), and FIRST BANK, a Missouri state banking corporation (“Bank”).
WITNESSETH:
     WHEREAS, Borrowers heretofore jointly and severally executed and delivered to Bank a Revolving Credit Note dated September 7, 1999, in the principal amount of up to Ten Million Dollars ($10,000,000.00), payable to the order of Bank as therein set forth, which Revolving Credit Note has been most recently amended and restated by that certain Revolving Credit Note dated August 22, 2005 in the original principal amount of up to Fifteen Million Dollars ($15,000,000.00) (as amended and restated, the “Note”); and
     WHEREAS, the Note is described in a certain Credit Agreement dated as of September 7, 1999 made by and among Borrowers and Bank, as previously amended by an Amendment to Credit Agreement dated as of December 30, 1999 made by and among Borrowers and Bank, by a Second Amendment to Credit Agreement dated as of May 1, 2000 made by and among Borrowers and Bank, by a Third Amendment to Credit Agreement dated as of April 4, 2001 made by and among Borrowers and Bank, by a Fourth Amendment to Credit Agreement dated as of August 7, 2002 made by and among Borrowers and Bank, by a Fifth Amendment to Credit Agreement dated as of August 11, 2003 made by and among Borrowers and Bank, by a Sixth Amendment to Credit Agreement dated as of September 3, 2003 made by and among Borrowers and Bank, by a Seventh Amendment to Credit Agreement dated as of March 1, 2004 made by and among Borrowers and Bank, by a certain Forbearance Agreement dated as of dated as of April 9, 2004 made by and among Borrowers and Bank, as previously amended by a certain Amendment to Forbearance Agreement dated as of May 10, 2004 made by and among Borrowers and Bank, by a certain Second Amendment to Forbearance Agreement dated as of August 9, 2004 made by and among Borrowers and Bank, by a certain Third Amendment to Forbearance Agreement dated as of February 7, 2005 made by and among Borrowers and Bank, by a certain Letter Amendment dated as of April 1, 2005 made by and among Borrowers and Bank, by a certain Fifth Amendment to Forbearance Agreement dated as of May 6, 2005 made by and among Borrowers and Bank, and by an Eighth Amendment to Credit Agreement dated as of August 22, 2005 made by and among Borrowers and Bank (as amended, the “Loan Agreement,” all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement); and
     WHEREAS, Borrowers and Bank desire to amend and modify the Note and the Loan Agreement as hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:
1.	1. The third paragraph beginning with the word “WHEREAS” on the first page of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:
WHEREAS, Borrowers, including Virbac AH, Francodex and Delmarva which have been added as parties to the credit facilities, have requested that the aggregate amount thereof be amended to an aggregate principal amount of up to Fifteen Million Dollars ($15,000,000.00) and otherwise amended on the terms and conditions set forth herein, with such loans to mature on March 31, 2007; and
2.	Section 1 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:
     The “Term” of this Agreement shall commence on the date hereof and shall end on March 31, 2007, unless earlier terminated upon the occurrence of an Event of Default under this Agreement.
3.	A new definition of “Ninth Amendment” shall be added to Section 2 of the Loan Agreement in proper alphabetical order as follows:
     Ninth Amendment shall mean that certain Ninth Amendment to Credit Agreement dated as of March 24, 2006 made by and among Borrowers and Bank.
4.	The last sentence of Section 3.2 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

Contemporaneously with the execution of the Ninth Amendment (amending this Agreement), Borrowers shall execute and deliver to Bank a Note of Borrowers dated as of March 24, 2006 and payable jointly and severally to the order of Bank in the original principal amount of Fifteen Million Dollars ($15,000,000.00) in the form attached as Exhibit B to such Ninth Amendment and incorporated herein by reference (as the same may from time to time be amended, modified, extended or renewed, the “Note”).
5.	Section 3.16 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:
     3.16 Maturity. All Loans not paid prior to March 31, 2007, together with all accrued and unpaid interest thereon, shall be due and payable on March 31, 2007 (the “Maturity Date”).
6.	Borrowers hereby covenant and agree that on or before March 24, 2006, Borrowers shall deliver to Bank the consolidated and consolidating balance sheet, income statement and cash flow projections prepared on a month-by-month basis for Borrowers and their Subsidiaries as required by Section 7.1(a)(ix) of the Loan Agreement for Borrowers’ 2006 fiscal year. Any breach of the covenant set forth in this paragraph 6 shall constitute an Event of Default under the Loan Agreement and the other Transaction Documents.

7.	Provided Borrowers shall have delivered their budgeted fiscal year 2006 financial statements to Bank on or before March 24, 2006 as required under paragraph 6 above, Bank hereby waives the existing Default and Event of Default under Section 7.1(a)(ix) of the Loan Agreement for Borrowers’ failure to deliver such budgeted fiscal year 2006 financial statements to Bank on or before December 1, 2005. This paragraph is not and shall not be construed as a commitment on the part of Bank to waive any future Default or Event of Default under the Loan Agreement, and Borrowers shall not be entitled to expect any such future waiver.

8.	Borrowers hereby further covenant and agree that on or before May 12, 2006, Borrowers shall execute a new amended and restated loan agreement and other documents to provide for a syndicated revolving credit facility to the Borrowers from Bank and JPMorgan Chase Bank, N.A., as the lenders, and with Bank serving as agent for such lenders, which amended and restated loan agreement and other documents must be in form and substance satisfactory to Bank and JPMorgan Chase Bank, N.A.

9.	Contemporaneously with the execution of this Ninth Amendment to Credit Agreement, the Revolving Credit Note made by the Borrowers payable to the order of Bank shall be amended and restated in the form of that certain Revolving Credit Note made by the Borrowers payable to the order of Bank attached hereto as Exhibit B, to extend the maturity thereof and to make certain amendments as set forth therein (as the same may from time to time be amended, modified, extended or renewed, the “Note”). All references in the Loan Agreement and the other Transaction Documents to the “Note,” the “Revolving Credit Note” and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit B.

10.	Borrowers hereby agrees to reimburse Bank, upon demand, for all out-of-pocket costs and expenses, including reasonable legal fees and expenses of the attorneys for the Bank incurred by Bank in the preparation, negotiation and execution of this Ninth Amendment to Credit Agreement and all other documents, instruments and agreements relating to this Ninth Amendment to Credit Agreement with Bank.

11.	The agreements of Bank contained herein are subject to the following preconditions:
(a) Execution by each of the Borrowers of this Ninth Amendment to Credit Agreement;
(b) Execution by each of the Borrowers of the amended and restated Note;
(c) the execution by JPMorgan Chase Bank, N.A. of a Consent of Participant, in form and substance satisfactory to Bank;
(d) the execution by VIRBAC S. A. of the Consent in the form attached hereto;
(e) a copy of resolutions of the Board of Directors of each of the Borrowers, duly adopted, which authorize the execution, delivery and performance of this Ninth Amendment to Credit Agreement and the other Transaction Documents, certified by the Secretary of each such Borrower; and
(f) such other documents as Bank may reasonably request.
12.	Borrowers hereby represent and warrant to Bank that:
(a)	The execution, delivery and performance by Borrowers of this Ninth Amendment to Credit Agreement and the amended and restated Note are within the corporate powers of Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Ninth Amendment to Credit Agreement and the amended and restated Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and none of the Borrowers is now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of such Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which any of the Borrowers is a party or by which any of them is bound or to which any of them is subject;

(b)	This Ninth Amendment to Credit Agreement and the amended and restated Note have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrowers enforceable in accordance with their respective terms; and

(c)	As of the date hereof, all of the covenants, representations and warranties of Borrowers set forth in the Loan Agreement are true and correct and no “Event of Default” (as defined therein) under or within the meaning of the Loan Agreement has occurred and is continuing.
13.	All references in the Loan Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Ninth Amendment to Credit Agreement.

14.	This Ninth Amendment to Credit Agreement and the amended and restated Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of their rights or obligations hereunder.

15.	This Ninth Amendment to Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

16.	In the event of any inconsistency or conflict between this Ninth Amendment to Credit Agreement and the Loan Agreement, the terms, provisions and conditions of this Ninth Amendment to Credit Agreement shall govern and control.

17.	The Loan Agreement and the Note, as hereby amended and modified, are and shall remain the binding obligations of Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any installment of principal or interest on the Note shall not be paid when due as provided in the Note, as hereby amended and modified, the holder of the Note shall be entitled to and may exercise all rights and remedies under the Note and the Loan Agreement, as amended.

18.	This notice is provided pursuant to Section 432.047, R.S.Mo. As used herein, “creditor” means Bank, the “credit agreement” means the Loan Agreement, as previously amended and as amended by this Ninth Amendment to Credit Agreement, and “this writing” means the Loan Agreement, as previously amended and as amended by this Ninth Amendment to Credit Agreement, all guaranties executed by any other Obligor, and any other agreement executed in connection herewith or therewith. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
The Loan Agreement, as amended by this Ninth Amendment to Credit Agreement, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.
     IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment to Credit Agreement as of the date first written above.

VIRBAC CORPORATION PM RESOURCES, INC.ST. JON LABORATORIES, INC. VIRBAC AH, INC. FRANCODEX LABORATORIES, INC. DELMARVA LABORATORIES, INC. the “Borrowers”

By: /s/ Jean M. Nelson

Name: Jean M. Nelson

Title: Executive Vice President and Chief Financial Officer

FIRST BANK

By: Traci L. Dodson, Vice President

EXHIBIT B
Revolving Credit Note

$15,000,000.00	St. Louis, Missouri
March 24, 2006
     FOR VALUE RECEIVED, on March 31, 2007 the undersigned, VIRBAC CORPORATION, a Delaware corporation (formerly known as Agri-Nutrition Group Limited), PM RESOURCES, INC., a Missouri corporation, ST. JON LABORATORIES, INC., a California corporation, FRANCODEX LABORATORIES, INC., a Kansas corporation, VIRBAC AH, INC., a Delaware corporation and DELMARVA LABORATORIES, INC., a Virginia corporation (collectively, the “Borrowers”), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation (“Bank”), the principal sum of Fifteen Million Dollars ($15,000,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding hereunder at any one time shall not exceed the lesser of (i) Fifteen Million Dollars ($15,000,000.00), or (ii) the “Borrowing Base” (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.
     Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable on the dates set forth in Section
     3.6 of the Loan Agreement and at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and Three-Fourths Percent (3.75%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.
     All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 135 North Meramec, Clayton, Missouri 63105, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.
     Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank’s books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.
     This Note is the Note referred to in that certain Credit Agreement dated as of September 7, 1999 made by and between Borrowers and Bank (as the same may from time to time be amended, the “Loan Agreement”), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.
     This Note is secured by that certain Security Agreement dated as of May 14, 1998 executed by Virbac

Corporation in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 and executed by PM Resources, Inc. in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 executed by St. JON Laboratories, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 executed by Francodex Laboratories, Inc. in favor of Bank and by that certain Security Agreement dated as of September 3, 2003 executed by Delmarva Laboratories, Inc. in favor of Bank (as the same may from time to time be amended, the “Security Agreements”), to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.
     This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank and by that certain Deed of Trust and Security Agreement dated September 3, 2003 executed by Virbac Corporation in favor of David F. Weaver, as trustee for Bank (as the same may from time to time be amended, the “Deeds of Trust”), to which Deeds of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.
     This Note is also secured by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac Corporation in favor of Bank and by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the “Pledge Agreements”), to which Pledge Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.
     This Note is also secured by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac Corporation in favor of Bank, by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac AH, Inc. in favor of Bank and by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Delmarva Laboratories, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the “IP Security Agreements “), to which IP Security Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.
     If any of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an “Event of Default” (as defined therein) shall occur under or within the meaning of the Loan Agreement, any of the Security Agreements, the Deeds of Trust or any of the Pledge Agreements, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.
     In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of any of the Security Agreements, any of the Deeds of Trust or any of the Pledge Agreements securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.
     This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.
     This Revolving Credit Note is a renewal, restatement and continuation of the obligations due Bank as evidenced by a Revolving Credit Note dated August 22, 2005 from Borrower payable to the order of Bank in the maximum principal amount of $15,000,000.00 (the “Prior Note”), and is not a novation thereof. All interest evidenced by the Prior Note being amended and restated by this instrument shall continue to be due and payable until paid.

VIRBAC CORPORATION
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice President and
Chief Financial Officer

PM RESOURCES, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice President and
Chief Financial Officer

ST. JON LABORATORIES, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice President and
Chief Financial Officer

VIRBAC AH, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice President and
Chief Financial Officer

FRANCODEX LABORATORIES, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice President and
Chief Financial Officer

DELMARVA LABORATORIES, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice President and
Chief Financial Officer

Consent of Virbac S. A.
The undersigned, Virbac S. A., hereby consents to the terms, provisions and conditions contained in the foregoing Ninth Amendment to Credit Agreement dated as of March 24, 2006 by and among Virbac Corporation, a Delaware corporation (“Virbac”), PM Resources, Inc., a Missouri corporation (“PM Resources”), St. JON Laboratories, Inc., a California corporation (“St. JON”), Francodex Laboratories, Inc., a Kansas corporation (“Francodex”), Virbac AH, Inc., a Delaware corporation (“Virbac AH,”), and Delmarva Laboratories, Inc., a Virginia corporation (“Delmarva,” and collectively with Virbac, PM Resources, St. JON, Francodex and Virbac AH referred to herein as the “Borrowers”), and First Bank (the “Amendment”) and to the amended and restated Revolving Credit Note described therein (the “Amended Note”). The undersigned hereby acknowledges and agrees that the execution and delivery of the Amendment and the Amended Note by Borrowers to First Bank will not impair any of the undersigned’s obligations to First Bank under that certain Subordination Agreement dated as of April 9, 2004 executed by the undersigned in favor of First Bank, as amended (as amended, the “Subordination Agreement”), which Subordination Agreement is in full force and effect on the date hereof and which obligations under such Subordination Agreement are hereby ratified and confirmed by the undersigned. The undersigned hereby further acknowledges and agrees that pursuant to the terms of such Subordination Agreement, all of Borrowers’ Obligations under Amendment and the Amended Note are and shall continue to be “Senior Indebtedness” under the terms of the Subordination Agreement.
     Executed effective as of the 24th day of March, 2006.
VIRBAC S. A.

By: Name: Title:	/s/ Eric Maree Eric Maree Chief Executive Officer

CONSENT OF PARTICIPANT
     The undersigned, JPMorgan Chase Bank, N.A., the successor by merger to and formerly known as Bank One, N.A., in its capacity as the “Participant” under that certain Amended and Restated Agreement and Certificate of Participation dated April 9, 2004 by and between First Bank (“First Bank”), and the undersigned (the “Participation Agreement”), hereby consents to the terms, provisions and conditions contained in that certain Ninth Amendment to Credit Agreement dated as of March 24, 2006 by and among VIRBAC CORPORATION, a Delaware corporation (“Virbac”), PM RESOURCES, INC., a Missouri corporation (“PM Resources”), ST. JON LABORATORIES, INC., a California corporation (“St. JON”), FRANCODEX LABORATORIES, INC., a Kansas corporation (“Francodex”), VIRBAC AH, INC., a Delaware corporation (“Virbac AH,”), and DELMARVA LABORATORIES, INC., a Virginia corporation (“Delmarva,” and collectively with Virbac, PM Resources, St. JON, Francodex and Virbac AH referred to herein as the “Borrowers”), and FIRST BANK in the form attached hereto as Exhibit A (the “Amendment”). The undersigned hereby (i) acknowledges and agrees that the “Maximum Amount of Financing” as set forth in the Participation Agreement has been reduced from $20,000,000.00 to $15,000,000.00, and the amount of the Participation sold by the Seller, First Bank, to Participant thereunder is presently $5,000,000.00; (ii) consents to First Bank’s execution, delivery and performance of the Amendment and (iii) acknowledges and agrees that the Participation Agreement (with the undersigned’s participation exposure on the date hereof at $2,300,000.00) is in full force and effect on the date hereof and the same is hereby ratified and confirmed.
     Executed effective as of the 27th day of March, 2006.

JPMORGAN CHASE BANK, N.A., successor by merger to and formerly known as Bank One, N.A. (Participant)
By:	/s/ Jennifer C. Baggs
Title:	Vice President

Accepted and Agreed to this 28th day of
March, 2006:
FIRST BANK
By:	/s/ Traci L. Dodson
Title:	Vice President